                                                                EXHIBIT 10.15

                            STOCKHOLDERS' AGREEMENT


         THIS STOCKHOLDERS' AGREEMENT is made and entered into as of the 22nd day of September, 1994, by and among TRANSITIONAL CARE OF AMERICA, INC., a Delaware corporation (the "COMPANY"), DAVID L. STEFFY ("STEFFY"), DAVID W. CROSS ("CROSS"), JOHN L. LEWIS ("LEWIS") and REHABCARE CORPORATION, a Delaware corporation ("REHABCARE") (Steffy, Cross, Lewis and RehabCare are hereinafter sometimes referred to collectively as the "STOCKHOLDERS" and singularly as a "STOCKHOLDER").

         WHEREAS, the Stockholders are the holders of an aggregate of 3,000 shares of Common Stock of $0.10 par value of the Company (the "COMMON STOCK"); and

         WHEREAS, the Stockholders and the Company have reached certain understandings and agreements with respect to their ownership of the Common Stock of the Company and any other equity securities (hereinafter defined) issued by the Company.

         NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Stockholders hereby agree with each other as follows:

         1. PROHIBITED TRANSFERS. None of the Stockholders shall sell, assign, transfer, pledge, hypothecate, mortgage or dispose of, by gift or otherwise, or in any way encumber, all or any part of his or its equity securities owned by such Stockholder except in compliance with the terms of this Agreement. For purpose of this Agreement, the term "EQUITY SECURITIES" shall mean and include all shares of capital stock of the Company, whether now owned or hereafter acquired, as well as securities convertible into, exercisable for or exchangeable for shares of capital stock of the Company.

         2. RIGHT OF FIRST REFUSAL ON COMPANY ISSUANCES. (a) The Company shall, prior to any issuance of any of its securities (other than debt securities with no equity feature), offer to each Stockholder by written notice the right for a period of ten (10) days to purchase at an amount equal to the price or other consideration and on the material terms for which such securities are to be issued, a number of such securities so that, after giving effect to such issuance (and the conversion, exercise and exchange into or for (whether directly or indirectly) shares of Common Stock of all such securities that are so convertible, exercisable, or exchangeable, other than options or other rights to purchase Equity Securities granted to directors, officers, employees or consultants of the Company pursuant to a stock option plan or other stock-based benefit plan or incentive plan of the Company, ("Plan Options") such Stockholder will continue to maintain such Stockholder's same proportion of equity ownership in the Company as of the date of such notice (treating each Stockholder, for the purpose of such computation, as the holder of the number of shares of Common Stock of the Company which would be issuable to such Stockholder on the date such offer is made, upon conversion, exercise or exchange of other securities, other than Plan





Stockholders' Agreement                                                 Page 1

Options, of the Company held by such Stockholder into or for (whether directly or indirectly) shares of Common Stock and assuming the like conversion, exercise and exchange of all such other securities, other than Plan Options, held by other persons); provided, however, that the first refusal rights of the Stockholders pursuant to this Section 2(a) shall not apply to securities issued
(i) in an offering pursuant to Section 2(b) of this Agreement to provide the Company's financing where all of the shares in the offering are purchased by RehabCare Corporation; (ii) as a stock dividend or upon any subdivision of shares of Common Stock of the Company, provided that the securities issued pursuant to such stock dividend or subdivision are limited to additional shares of Common Stock; (iii) solely in consideration for the acquisition (whether by merger or otherwise) by the Company or any of its subsidiaries of all or substantially all of the stock or assets of any other entity; (iv) pursuant to a firm commitment underwritten public offering; and (v) pursuant to the exercise of Plan Options pursuant to a plan, not to exceed 15% of the total outstanding number of shares of the Company, approved by a majority of the members of the Board of Directors of the Company (the amount of securities to be issued by the Company that each Stockholder is entitled to purchase under this Section 2(a) shall be referred to as that Stockholder's "PRO RATA PORTION"). The Company's written notice to the Stockholder shall describe the securities proposed to be issued by the Company and specify the number, price, and payment terms. The Stockholder shall have a right of oversubscription such that if any other Stockholder fails to accept the offer as to his or its pro rata portion, the other Stockholders shall, among them, have the right to purchase up to the balance of the offered securities not so purchased. Such right of oversubscription may be exercised by a Stockholder by accepting the offer as to more than his or its pro rata portion. If as a result thereof, such oversubscriptions exceed the total number of offered securities available in respect of such oversubscription privilege, the oversubscribing Stockholders shall be cut back with respect to their oversubscriptions on a pro rata basis in accordance with their respective pro rata portions or as they may otherwise agree among themselves. Each Stockholder may accept the Company's offer as to the full number of securities offered to all the Stockholders or any lesser number, by written notice thereof given by the Stockholder to the Company prior to the expiration of the aforesaid ten (10) day period, in which event the Company shall promptly sell and such parties shall buy, upon the terms specified, the number of securities agreed to be purchased by such party. The Company shall be free at any time prior to thirty (30) days after the date of the notice of offer to the Stockholders, to offer and sell to any third party or parties the number of such securities not agreed by the Stockholders to be purchased by them, at a price and on payment terms no less favorable to the Company than those specified in such notice of offer to the Stockholders; provided, however, that in no event shall the Company sell such securities to any person or entity set forth on Schedule A hereto, unless RehabCare shall consent in writing to such sale. However, if such third party sale or sales are not consummated within such thirty (30) day period, the Company shall not sell such securities as shall not have been purchased within such period without again complying with this Section 2(a).

                 (b) Notwithstanding the provisions of Section 2(a) hereof, at any time the Company proposes to issue any securities in an offering commonly known as a "venture round of financing" ("VENTURE SECURITIES") then, in such case RehabCare shall have the first right to





Stockholders' Agreement                                                 Page 2
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acquire all of such Venture Securities offered in the first venture round of financing (and in subsequent rounds if RehabCare purchases all of such securities in the first and each subsequent round) upon the conditions set forth in this Section 2(b). The Company shall give notice of its intention to issue Venture Securities and the Company and RehabCare shall enter into good faith negotiations respecting the amount, terms, and conditions respecting the sale of such Venture Securities (the "Agreed Terms"). If no agreement on the Agreed Terms is reached on or before October 9, 1994, (the "NEGOTIATION PERIOD"), then the Company may offer such Venture Securities to any other one or more potential investors that are bona fide venture capital firms. To the extent that the Company offers price and terms to a venture capital firm that are more favorable to such firm than those last offered to RehabCare, RehabCare shall have a right to accept such more favorable offer with respect to all of the Venture Securities offered. RehabCare shall have five (5) business days after receipt of the offer to accept such offer. In the event that the Company and RehabCare do not reach an agreement for RehabCare to purchase all of the securities issued in the first venture round of financing, then RehabCare shall have the right to purchase a portion of the Venture Securities so offered in the first and any subsequent venture rounds of financing up to that amount which, when added to all of the other Equity Securities of the Company owned by RehabCare, assuming the conversion, exercise or exchange of all convertible, exercisable and exchangeable securities, other than Plan Options, would preserve the percentage equity interest in the Company owned by RehabCare prior to such financing round, to be purchased on the same terms and conditions as those offered by said venture firm(s). RehabCare shall have the right to ask three (3) bona fide venture capital firms to review the Company's business plan in connection with the offering for first round Venture Securities. The Company and the other Stockholders shall have the right to ask any other bona fide venture capital firms to review the Company's business plan in connection with the offering for the first or subsequent venture round(s) offering of Venture Securities. The Company and any of the Stockholders may request that the business plan be submitted to such bona fide venture firms at any time, after October 9, 1994. In addition, at any time Steffy, Cross, and Lewis may give a copy of the business plan, and have discussions, (but not reach a definitive arrangement) with, up to three bona fide venture firms. RehabCare shall cooperate with the Company in all negotiations with bona fide venture firms, and provide reasonable assistance in obtaining venture financing from such bona fide venture firms if no agreement on the Agreed Terms is reached during the Negotiation Period. James M. Usdan shall be the contact person at RehabCare for all discussions with the bona fide venture firms.

         3.      RIGHT OF FIRST REFUSAL ON STOCKHOLDERS DISPOSITIONS.

                 (a) If at any time any Stockholder desires to sell all or any part of his or its Equity Securities pursuant to a bona fide offer from a third party ("PROPOSED TRANSFEREE"), such Stockholder (the "OFFEROR") shall submit a written offer (the "OFFER") to sell such Equity Securities (the "OFFERED SHARES") to the other Stockholders on terms and conditions, including price, not less favorable to the other Stockholders than those on which the Offeror proposes to sell such Offered Shares to the Proposed Transferee. The Offer shall disclose the identity of the Proposed Transferee, the Offered Shares proposed to be sold, the total number of shares owned





Stockholders' Agreement                                                 Page 3
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by the Offeror, the terms and conditions, including price, of the proposed sale and any other material facts relating to the proposed sale. The Offer shall further state that the other Stockholders may acquire, in accordance with the provisions of this Agreement, all of the Offered Shares for the price and upon the other terms and conditions, including deferred payment (if applicable) set forth therein.

                 (b) Each Stockholder shall have the absolute right to purchase that number of Offered Shares as shall be equal to the number of Offered Shares multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock then owned by such Stockholder and the denominator of which shall be the aggregate number of shares of Common Stock then owned by all of the non-selling Stockholders. For purposes of this
Section 3, all of the Common Stock which a Stockholder has the right to acquire from the Company upon the conversion, exercise or exchange of any of the securities of the Company other than Plan Options then owned by such Stockholder shall be deemed to be Common Stock then owned by such Stockholder. The amount of Offered Shares that each Stockholder is entitled to purchase under this Section 3 (b) shall be referred to as his or its "PERCENTAGE."

                 (c) Each non-selling Stockholder shall have a right of oversubscription so that if any Stockholder fails to accept the Offer as to his or its Percentage, the other non-selling Stockholders shall, among them, have the right to purchase up to the balance of the Offered Shares not so purchased. Such right of oversubscribing may be exercised by a Stockholder by accepting the Offer as to more than his or its Percentage. If, as a result thereof, such oversubscriptions exceed the total number of Offered Shares available in respect of such oversubscription privilege, the oversubscribing Stockholders shall be cut back with respect to their oversubscriptions on a pro rata basis in accordance with their respective Percentages or as they may otherwise agree among themselves.

                 (d) If a Stockholder desires to purchase all or any part of the Offered Shares, such Stockholder shall communicate in writing his or its election to purchase to the Offeror, which communication shall state the number of Offered Shares said Stockholder desires to purchase and shall be delivered in person or mailed to the Offeror at the address set forth in accordance with
Section 10 below within twenty (20) days of the date the Offer is made. Such communication shall, when taken in conjunction with the Offer, be deemed to constitute a valid, legally binding and enforceable agreement for the sale and purchase of such Offered Shares (subject to the aforesaid limitations as to a Stockholder's right to purchase more than his or its Percentage).

                 (e) Sales of the Offered Shares to be sold to purchasing Stockholders pursuant to this Section 3 shall be made at the offices of the Company on the thirtieth (30th) day following the date the offer is made (or if such thirtieth (30th) day is not a business day, then on the next succeeding business day). Such sales shall be effected by the selling Stockholder's delivery to each purchasing Stockholder of a certificate or certificates evidencing the Offered Shares to be purchased by him or it, duly endorsed for transfer to such purchasing Stockholder against payment





Stockholders' Agreement                                                 Page 4
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to the selling Stockholder of the purchase price therefore in the manner set forth in the Offer by such purchasing Stockholder.

                 (f) If the Stockholders collectively do not communicate their desire to purchase the number of shares equal to all of the Offered Shares, the Offered Shares that have not been purchased by the Stockholders pursuant to this Section 3 may be sold by the selling Stockholder at any time within sixty (60) days after the date the Offer is made, subject to the provisions of Sections 4 and 5. Any such sale shall be to the proposed Transferee, at not less than the price and upon other terms and conditions, if any, not more favorable to the proposed Transferee than those specified in the Offer. Any such shares not sold within such sixty (60) day period shall continue to be subject to the requirements of a prior offer pursuant to this
Section 3.

         4. RIGHT OF PARTICIPATION IN SALES. In the event that RehabCare Corporation holds a majority of the Equity Securities of the Company, assuming the conversion, exercise or exchange of all convertible, exercisable or exchangeable securities other than Plan Options into Common Stock, then in connection with any Offer by RehabCare to sell a majority of the Equity Securities of the Company, assuming the conversion, exercise or exchange of all convertible, exercisable and exchangeable securities other than Plan Options into Common Stock, each of the other Stockholders shall have the right to include in the sale to the Proposed Transferee, upon the same terms and conditions offered to such Proposed Transferee, the Equity Securities owned by such Stockholders. The aggregate number of Equity Securities that the Stockholders (other than RehabCare) shall be entitled to have included in such sale will be that number that, upon conversion, exercise or exchange of all convertible, exercisable and exchangeable securities, other than Plan Options, into Common Stock of the Company would bear the same proportion to the total number of Offered Shares proposed to be sold by RehabCare as the total number of shares of Common Stock then held by RehabCare bears to the aggregate number of then outstanding shares of the Company's Common Stock, and each such Stockholder shall be entitled to participate in such number pro rata on the basis of the number of shares of Equity Securities then held by him or it. For purposes of the foregoing formula, all convertible, exercisable and exchangeable securities, other than Plan Options, shall be deemed to have been converted, exercised or exchanged into Common Stock. Any Stockholder wishing so to participate in any such sale shall notify RehabCare of such intention as soon as practicable after he or it shall have determined that the Stockholders do not wish to exercise their right to purchase the Offered Shares pursuant to
Section 3, and in all events within ten (10) days after such determination has been made. In the event that a Stockholder shall elect to participate in such sale by RehabCare, said Stockholder shall individually give written notice to RehabCare in accordance with Section 10 below. RehabCare and each participating Stockholder shall sell to the Proposed Transferee all, or at the option of the Proposed Transferee, pro rata any part of the Equity Securities proposed to be sold by them at not less than the price per share and upon other terms and conditions, if any, not more favorable to the Proposed Transferee than those set forth in the Offer; provided, however, that any purchase of less than all of such Equity Securities by the Proposed Transferee shall be made from RehabCare and each participating Stockholder pro rata based upon the number of Equity Securities proposed to be sold by each. As a condition to any Stockholder selling Equity Securities to the





Stockholders' Agreement                                                 Page 5

Proposed Transferee pursuant to this Section 4, all Equity Securities to be sold by such Stockholder shall be fully paid and nonassessable shares free and clear of all liens, encumbrances and other charges.

         5. PERMITTED TRANSFERS. During the term of this Agreement, anything herein to the contrary notwithstanding, the provisions of Sections 1, 2, 3, and 4 hereof shall not apply to: (i) any transfer of Equity Securities by a Stockholder by gift or bequest or through inheritance to, or for the benefit of any member or members of such Stockholder's immediate family; (ii) any transfer of Equity Securities by a Stockholder to a trust in respect of which such Stockholder serves as trustee, provided that the trust instrument governing said trust shall provide that such Stockholder, as trustee, shall retain sole and exclusive control over the voting and disposition of said Equity Securities until the termination of this Agreement; (iii) any sale or transfer of Equity Securities to the Company (so long as RehabCare is not a majority shareholder as hereinafter defined); (iv) any sale of Equity Securities pursuant to the Company's initial underwritten public offering; (v) any sale or transfer of shares by a Stockholder to a majority-owned affiliate of such Stockholder. In the event of any such transfer, other than pursuant to clauses (iii) or (iv) of this Section 5, the transferee of such Equity Securities shall hold the Equity Securities so acquired with all the rights conferred by, and subject to all the restrictions imposed by, this Agreement and shall be deemed a Stockholder for all purposes hereof.

         6. LIQUIDITY RIGHTS FOR MINORITY STOCKHOLDERS. If all the following conditions exist: (i) at least five (5) years have past since the first venture round of financing were sold by the Company; (ii) no established public market has developed for the shares; and (iii) RehabCare holds a majority of the Common Stock of the Company (assuming the conversion, exercise or exchange of all convertible, exercisable and exchangeable securities, other than Plan Options, into Common Stock); then, during such time as all those conditions exist, the Stockholders, other than RehabCare (the "MINORITY STOCKHOLDERS"), shall have the right to request by written notification given to all Stockholders that RehabCare purchase all or any portion of their Equity Securities on terms, and at a price agreed to by RehabCare and the electing Minority Stockholders. Any Stockholder receiving notification of such request may join in such request by written notice given not later than twenty (20) days after receipt of the initial request. If RehabCare and the electing Minority Stockholder(s) are unable to agree upon price and terms within thirty
(30) days of any Minority Stockholder giving written notice as provided in
Section 10 hereof to RehabCare of his election to sell his shares to RehabCare pursuant to this Section 6, then, RehabCare and the Company shall cooperate in and assist the electing Minority Stockholder(s) in making a firm commitment underwritten public offering of such shares, registered under the Securities Act of 1933, as amended. The underwriter shall be an underwriter mutually agreeable to RehabCare and the electing Minority Shareholder(s). All costs of such offering, other than underwriting discounts and commissions applicable to the shares of each Minority Stockholder shall be borne by the Company, including each Minority Stockholder's legal, accounting, and other professional fees and expenses. If no firm commitment public offering can be accomplished at a price and in such amount of shares acceptable to the electing Minority Stockholder, then RehabCare and the electing Minority Stockholder(s) shall agree to retain an investment banking firm or appraisal firm





Stockholders' Agreement                                                 Page 6
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mutually acceptable to RehabCare and the electing Minority Stockholder(s) to determine the price to be paid by RehabCare to the electing Minority Stockholder(s) for his or its shares. The determination of such firm shall be final and binding on RehabCare and the electing Minority Stockholder(s) and RehabCare shall purchase such share for cash thirty (30) days after such determination.

         7. ELECTION OF DIRECTORS AND OFFICERS. Prior to this first venture round of financing, each Stockholder agrees to vote all of his or its Equity Securities at all elections of directors of the Company so that the Board of Directors of the Company shall consist of four (4) members. Each Stockholder agrees to vote his or its shares to cause and maintain the election to the Board of Directors of the Company of Steffy, Cross, and a representative of RehabCare. The initial representative of RehabCare shall be James M. Usdan. Each Stockholder agrees to cause Cross to be elected and maintained as Chief Executive Officer and Lewis as Chief Operating Officer of the Company for the terms of their employment agreements with the Company (as such may be renewed, extended, amended, or modified from time to time) so long as he is not subject to termination for cause under his employment agreement. The terms and conditions of their employment shall be controlled by their employment agreements.

         8. SPECIAL VOTING PROCEDURES. (a) Each of the Stockholders covenants and agrees to vote or consent with respect to all shares of Equity Securities owned or controlled by the Stockholder in the manner specified in paragraph (b) of this Section 8 with respect to the following matters: any vote or action of the stockholders of the Company necessary to authorize, ratify, confirm, approve, or in any other manner give consent to any corporate action the result of which would be for the Company to become a wholly-owned subsidiary of RehabCare or of any affiliate of RehabCare, or for the stockholders of RehabCare to receive a distribution of Company voting securities constituting a majority of the then issued and outstanding shares of all voting securities of the Company (a "CONSOLIDATION EVENT"). As used herein: the term "WHOLLY-OWNED" shall mean that RehabCare and its affiliates collectively own all of the then issued and outstanding voting securities of the Company and the term "AFFILIATE" when used with respect to RehabCare shall mean any person or entity controlled by, controlling, or under common control with RehabCare.

                 (b) The Stockholders will vote or consent with respect to all shares of Equity Securities owned or controlled by them in such a manner as to cause the Consolidation Event NOT to occur unless the following has occurred: prior to such stockholder vote or consent, holders of at least two-thirds of the Equity Securities collectively owned by Steffy, Cross, and Lewis (including all Equity Securities transferred by any of Steffy, Cross, or Lewis in accordance with Sections 5(i), 5(ii), or 5 (v) of this Agreement) shall have given notice in writing to all of the Stockholders of their consent to the occurrence of the Consolidation Event. In the event that notice of such two-thirds consent is given, and further provided that RehabCare gives notice in writing to all of the other Stockholders that RehabCare and/or its affiliates will vote or consent with respect to all shares of Equity Securities that RehabCare or its affiliates own or control so as to cause the Consolidation Event to occur, then all of the other Stockholders shall vote or





Stockholders' Agreement                                                 Page 7
consent with respect to all of the Equity Securities each owns or controls in such a manner as to cause the Consolidation Event to occur.

                 (c) The Stockholders agree to cause the Certificate of Incorporation to be amended to require the affirmative vote of two-thirds of the shares of each class of Equity Securities, voting separately as a class for approval any extraordinary actions, including but not limited to any amendment of the Certificates of Incorporation or the By-laws of the Company, any merger or consolidation of the Company or sale of substantially all of the assets of the Company to any entity other than an affiliate of RehabCare.

         9. TERMINATION. This Agreement, and the respective rights and obligations of the Stockholders, shall terminate on the date upon which the Equity Securities are first traded on a national securities exchange or on the National Market System of the National Association of Securities Dealers Automated Quotation System.

         10. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been given when delivered or mailed by first class, registered or certified mail, postage paid, to each Stockholder or the Company at its respective address set forth below, or to such other address as the addressee shall have furnished to the other Stockholders and the Company hereto in the manner prescribed by this Section 10:


                 Transitional Care of America, Inc.                 Mr. James M. Usdan
                 660 Newport Center Drive                           President
                 Suite 470                                          RehabCare Corporation
                 Newport Beach, California 92660                    7733 Forsyth Boulevard, 17th Floor
                                                                    St. Louis, Missouri 63105

                 Mr. David L. Steffy                                Mr. David W. Cross
                 660 Newport Center Drive                           10 Lindworth Drive
                 Suite 470                                          St. Louis, Missouri 63124
                 Newport Beach, California 92660

                 Mr. John R. Lewis
                 342 Woodcliffe Place Drive
                 Chesterfield, Missouri 63005

         11. SPECIFIC PERFORMANCE. The rights of the Stockholders and the Company under this Agreement are unique and, accordingly, the Stockholders and the Company shall, in addition to such other remedies as may be available to any of them at law or in equity, have the right to enforce their rights hereunder by actions for specific performance to the extent permitted by law.





Stockholders' Agreement                                                 Page 8

         12. LEGEND. The certificates representing the shares subject to this Agreement shall bear on their face a legend substantially as follows:

                 "The securities represented by this Certificate have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and may not be sold or transferred in the absence of an effective registration statement under the Securities Act or an exemption from registration thereunder. The securities represented by this Certificate are also subject to additional restrictions on transfer as set forth in a Stock Agreement between the Company and the signatories thereto dated as of September 22, 1994. A copy of such Agreement may be obtained at the Company's principal place of business without charge."

         13. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings between them or any of them as to such subject matter.

         14. WAIVERS AND FURTHER AGREEMENTS. Any of the provisions of this Agreement may be waived with the unanimous written consent of the Stockholders. Any waiver by any party of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach of that provision or of any other provision hereof. Each of the Stockholders and the Company agrees to execute all such further instruments and documents and to take all such further action as any party hereto may reasonably require in order to effectuate the terms and purposes of this Agreement.

         15. AMENDMENTS. Except as otherwise expressly provided herein, this Agreement may not be amended except by an instrument in writing executed by all Stockholders.

         16. ASSIGNMENT; SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of the Stockholders and the Company and their respective heirs, executors, legal representatives, successors and permitted transferees, except as may be expressly provided otherwise herein.

         17. APPLICABILITY OF AGREEMENT TO OTHER STOCKHOLDERS. Except pursuant to a firm commitment underwritten public offering, the Company shall not issue Equity Securities constituting ten percent (10%) or more of the outstanding shares of capital stock of the Company and the Stockholders may not sell, assign, convey or otherwise transfer Equity Securities constituting ten percent (10%) on more of the outstanding shares of capital stock of the Company to any person who is not a party to this Agreement unless the person to whom such shares of capital stock are issued agrees, in a writing delivered simultaneously with such issuance, sale, assignment, conveyance or transfer, to become a party hereto and to be bound by and to comply with all applicable terms and provisions of this Agreement.





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

         18. SEVERABILITY. In case any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement and such invalid, illegal and unenforceable provisions shall be reformed and construed so that it will be valid, legal, and enforceable to the maximum extent permitted by law.

         19. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         20. SECTION HEADINGS. The headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

         21. GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Missouri.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as a sealed instrument as of the day and year first above written.

         COMPANY:                       TRANSITIONAL CARE OF AMERICA, INC.


                                        By  David W. Cross
                                          -------------------------------------
                                        Authorized Officer


         STOCKHOLDERS:                  David L. Steffy
                                        ---------------------------------------
                                        David L. Steffy

                                        David W. Cross
                                        ---------------------------------------
                                        David W. Cross

                                        John R. Lewis
                                        ---------------------------------------
                                        John R. Lewis


                                        REHABCARE CORPORATION


                                        By James M. Usdan
                                          -------------------------------------
                                        Authorized Officer





Stockholders' Agreement                                                 Page 10